UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2008

FORTUNE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-19049
(Commission file number)

20-2803889
(I.R.S. Employer
Identification No.)

6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)

(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 is incorporated herein by reference to this Item 1.01.

ITEM 1.02. Termination of a Material Definitive Agreement.

On December 11, 2008, Fortune Industries, Inc., an Indiana Corporation (the “Company”), terminated the Company’s $32,000,000 Term Loan Note with an outstanding balance of $21,700,000 after the completion of the debt reduction noted in Item 2.01 with the Company’s majority shareholder and Chairman of the Board of Directors of the Company (the “Chairman”). This termination was effective as of November 30, 2008.  The Term Loan Note required principal payments of $1,280,000 on June 5, 2009 and June 5, 2010, with the unpaid principal balance due May 5, 2011. The Note paid interest at one-year LIBOR plus 1.75%, and required a guarantee fee of 1.88%. The loan was secured by substantially all of the assets of the Company and was personally guaranteed up to 50% by the Chief Executive Officer and Director of the Company (the “CEO”). The Company satisfied the Note in connection with the Disposition of Assets as set forth in Item 2.01, and did not incur any early termination penalties. The disclosures set forth under Item 2.01 are incorporated herein by reference to this Item 1.02. The Term Loan Note is incorporated by reference as Exhibit 10.1 from the Company’s Form 8-K filed on June 5, 2008.

ITEM 2.01. Completion of Acquisition or Disposition of Assets

On December 11, 2008, the Company completed a transaction with an effective date as of November 30, 2008 to sell all of the outstanding shares of common stock of the following wholly-owned subsidiaries: James H Drew Corporation; Nor-Cote International, Inc.; Fortune Wireless, Inc.; and Commercial Solutions, Inc. The subsidiaries were sold to related party entities owned by the Company’s two majority shareholders, the Chairman and the CEO. The shares were sold in exchange for a $10,000,000 reduction in the outstanding balance of the Term Loan Note due to the Chairman as referenced in Item 1.02, and a three year Promissory Note receivable in the amount of $3,500,000 (subject to a working capital adjustment to be determined), with a maturity date of November 30, 2011. The Promissory Note bears interest at the prime rate plus 1% and is interest-only for the first twelve months, with $50,000 and $100,000 monthly principal payments due beginning December 30, 2009 and December 30, 2010, respectively. The unpaid balance at maturity is due in a lump sum payment. The Stock Purchase Agreement with Fortune Industries II, Inc. and the Stock Purchase Agreement with Fisbeck-Fortune Development, LLC are attached as Exhibits 10.2 and 10.3 hereto, respectively, and the Promissory Note from Fortune Industries II, Inc. is attached as Exhibit 10.4 hereto, and all are incorporated herein by reference.

As part of the terms of the sales transaction, the Chairman received 217,000 shares of Series C Preferred Stock as consideration for cancellation of the Term Note Balance of $21,700,000 referenced in Item 1.02, as further described in the Debt Payment and Stock Conversion Agreement, attached as Exhibit 10.5 hereto, and is incorporated herein by reference. In addition, the Company converted 79,180 shares of Series B Preferred Stock previously issued to and held by the Chairman to 79,180 shares of Series C Preferred Stock. The Series C Preferred Stock with a par value of $0.10 per share is non-redeemable, non-voting cumulative preferred and bears annual dividends of $5 per share in years one and two subsequent to the transaction date, $6 per share in year three subsequent to the transaction date and $7 per share thereafter. The dividends will be paid on a pro-rata basis monthly. Additionally, as part of the terms of the sales transaction, the Company issued the Chairman 2,200,000 warrants with a ten-year term and an exercise price of $ .40 per share. The Common Stock Purchase Warrant is attached as Exhibit 4.1 hereto and incorporated herein by reference.

At the request of the independent Directors, the Company received a fairness opinion from an independent financial advisor concluding that the consideration received by the Company in connection with the transaction is fair to the Company’s shareholders as a group from a financial point of view.

The transaction was approved by the Company’s Board of Directors on December 10, 2008.

ITEM 3.02. Unregistered Sales of Equity Securities.

On December 11, 2008, the Company completed a Regulation D, Rule 506 Offering with the Company’s Chairman, an Accredited Investor. The Offering was effecive as of November 30, 2008.  The disclosures set forth under Item 2.01 are incorporated herein by reference to this Item 3.02.

The Preferred Stock issued was exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to the exemptions provided by Section 4(2) of the Act and under Rule 506 of Regulation D. The shares in the Regulation D, Rule 506 Offerings were issued in transactions not involving a public offering. No general solicitation or advertising was conducted by the Company in connection with the offerings. The transactions involve only one (1) investor, who is a qualified “accredited investor,” and the Company has answered such questions and provided such information to the accredited investor as has been requested in order to complete the transaction. Neither the Company, nor any of its officers or directors is subject to any of the disqualification provisions of the Act. Additionally, the shares cannot be sold without registration or the availability of an exemption from registration. The Series C Preferred Stock is not convertible into any other class or series of securities of the Company, and does not have any voting rights. The Certificate of Designation for the Series C Preferred Stock is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2008 the Company amended its Articles of Incorporation to specify the terms of the Series C Preferred Stock. The Company also authorized the amendment specifying the terms regarding the previously-issued Series A and Series B Preferred Stock. The Second Articles of Amendment are incorporated by reference as Exhibit 3.1 to the Company’s Annual Report on Form 10-K, dated December 15, 2008.

ITEM 8.01. Other Events.
On December 15, 2008, the Company issued a press release announcing the closing of the transaction described in Item 2.01. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed balance sheet as of August 31, 2008 and the unaudited pro forma consolidated income statement for the year ended August 31, 2008 are included in Exhibit 99.2 to this Form 8-K.

(d) Exhibits.

EXHIBIT NO.          DESCRIPTION OF EXHIBIT

           4.1     Common Stock Purchase Warrant

        4.2     Certificate of Designation for Series C Preferred Stock

10.2     Stock Purchase Agreement between Fortune Industries, Inc. and Fortune Industries II, Inc.

10.3     Stock Purchase Agreement between Fortune Industries, Inc. and Fisbeck-Fortune Development, LLC

10.4     Promissory Note from Fortune Industries II, Inc. to Fortune Industries, Inc.

10.5     Debt Payment and Stock Conversion Agreement

99.1     Press Release dated December 15, 2008

99.2     Unaudited Pro Forma Condensed Balance Sheet as of August 31, 2008 and Unaudited Pro Forma Consolidated Income Statement for the Year Ended August 31, 2008

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE INDUSTRIES, INC.

Date: December 15, 2008                                              By: /s/ John F. Fisbeck

                                                                                      John F. Fisbeck

                                                                                      Chief Executive Officer